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                                                                   EXHIBIT 23.1

                           CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation of our report dated November 9, 1999, on the financial statements of Heartsoft, Inc. (the "Company") at March 31, 1999 and 1998, included in this Annual Report on Form 10-KSB for the year ended March 31, 1999, into the Company's previously filed Registration Statement on Form S-8 (File No. 33-23138D).


TULLIUS TAYLOR SARTAIN & SARTAIN LLP

Tulsa, Oklahoma
November 12, 1999